SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Thursday, March 17, 2005
Date of report (Date of earliest event reported)

EMS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation or organization)	000-06072 (Commission File Number)	58-1035424 (I.R.S. Employer Identification No.)

660 Engineering Drive Norcross, Georgia 30092 (770) 263-9200

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 Financial Information

Item 2.02 Results of Operations and Financial Condition.

On March 17, 2005, the Registrant is publicly releasing financial results for its year ended December 31, 2004, together with management’s earnings guidance for the 2005 calendar year. Such release is being made by press release and by a subsequent telephone conference call that has been announced to, and is broadly accessible by, the public. The press release is furnished with this filing as Exhibit 99.1.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     (c) The following exhibits are furnished as part of this Form 8-K.

Exhibit
No.	Description
99.1	Press release dated as of March 17, 2005, releasing EMS’s financial results for the year ended December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized in the City of Norcross, State of Georgia, on March 17, 2005.

EMS TECHNOLOGIES, INC.

Date: March 17, 2005	By:	/s/ Don T. Scartz

Don T. Scartz
Executive Vice President,
Chief Financial Officer and Treasurer